Exhibit 99.1

(ROYL)
NEWS FOR IMMEDIATE RELEASE

ROYALE ENERGY URGES SHAREHOLDERS TO VOTE "FOR" THE MERGER WITH MATRIX OIL MANAGEMENT

COMPANY NEEDS 66 2/3% OF THE OUTSTANDING SHARES TO VOTE IN FAVOR OF THE MERGER
OF THE VOTES CAST TO DATE - OVER 98% ARE VOTING IN FAVOR OF THE MERGER

San Diego, November 2, 2017 – Royale Energy, Inc. (OTCQB:ROYL) (the “Company” or “Royale”) reminds and urges its shareholders to vote for the proposed merger with Matrix Oil Management before the upcoming annual meeting of Royale Energy shareholders, which will be held on Thursday, November 16, 2017.  Shareholders who have not already done so are strongly encouraged to vote their shares in favor of the merger and all related proposals.

"We are pleased with the strong support for the proposals based on the votes that have come in to date and urge all of our shareholders to vote "For" the merger and related proposals. To date over 12 million shares, representing 56% of the outstanding shares have voted, with 98% approval.  The Company must have "For" votes from more than 66 2/3% of all outstanding shares of Royale Energy common stock to obtain approval of the merger.  " said Stephen M. Hosmer, Chief Financial Officer of Royale Energy.

Your vote is important, no matter how many or how few shares you may own.  Failure to vote or an abstention from voting will have the same effect as a vote "AGAINST" the merger proposal.  All shareholders are asked to vote "FOR" all proposals as soon as possible as the merger will not go forward unless all proposals are approved.

If you are a Royale Energy shareholder and you have questions or require assistance in submitting your proxy or voting your shares, or wish to change a vote previously cast, please contact our proxy solicitor:

ADVANTAGE PROXY, INC.
Toll Free:  1-877-870-8565
Collect:  1-206-870-8565
 Email:  ksmith@advantageproxy.com

Agreement and Plan of Merger and Reorganization

 Royale and Matrix entered into an Amended and Restated Agreement and Plan of Merger, dated effective December 31, 2016, (the “Merger Agreement”) whereby Royale will acquire substantially all of Matrix, and Matrix affiliated entities in exchange for 50% of the common stock of Royale Energy Holdings, Inc., a newly formed Delaware corporation, the assumption by Royale of Matrix’s $12.4 million of senior secured debt, and the issuance of $20 million of a newly created 3.5% Series B Convertible Preferred Stock.  The Merger Agreement is subject to the approval of the shareholders of both companies, as well as other customary conditions and approvals, including the consent of Matrix’s senior secured lender.  The mergers are expected to qualify for federal tax purposes as a tax-free reorganization under Section 351 of the Internal Revenue Code of 1986, as amended.

About Royale Energy, Inc.

Founded in 1986, Royale Energy, Inc. (OTCQB:ROYL) is an independent exploration and production company focused on the acquisition, development, drilling and marketing of oil and natural gas.  Royale typically sells fractional working interests to accredited investors in wells drilled by Royale.  Royale has its primary operations in the Sacramento and San Joaquin basins in California and has royalty interests in Alaska.
About Matrix Oil Management Corp.

Matrix is a private independent oil and natural gas production company based in Santa Barbara, California. The company formed in 1999 is focused on the acquisition and development of long-life, low-risk producing oil leases that have drilling upside or operations optimization opportunities.  The company owns and operates oil-producing properties in the Los Angeles and San Joaquin Basins of California.  It owns non-operated naturalgas producing properties in the Sacramento Basin of California and oil-producing royalty and non-operated leases in the Permian Basin and Midland Basin.

Forward Looking Statements

 This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved.  The forward-looking statements include statements about future operations, estimates of reserve and production volumes, and the anticipated timing for closing the proposed merger.  Forward-looking statements are based on current expectations and assumptions and analyses made by Royale and Matrix in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances.  However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; further declines in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change.  Royale’s annual report on Form 10-K/A for the year ended December 31, 2016, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition.  Royale and Matrix undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction

In connection with the proposed merger, Royale Energy Holdings, Inc. has filed with the SEC, and the SEC declared effective on October 16, 2017, a registration statement on Form S-4, that includes a joint proxy statement/prospectus which provides details of the proposed merger, and the attendant benefits and risks.

This communication is not a substitute for the joint proxy statement/prospectus or any other document that Royale Energy, Inc. or Royale Energy Holdings, Inc. may file with the SEC or send to their shareholders in connection with the proposed merger.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS LATER FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC at the SEC’s website at www.sec.gov.  You may also obtain these documents by contacting:

Royale at Royale Energy, Inc., Attention: Investor Relations, 1870 Cordell Court, Suite 210, El Cajon, California 92020, (619) 383-6600, or

Advantage Proxy, Inc. (877) 870-8565 (toll free), email ksmith@advangageproxy.com or by contacting:

Matrix at Matrix Oil Management Corp., Attention: Investor Relations, 104 W. Anapamu Street, Suite C, Santa Barbara, California 93101, (805) 884-9000.

Participants in Solicitation

Royale has retained Advantage Proxy, Inc. to assist in the solicitation of proxies from shareholders for the shareholders’ meeting.  Royale and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Royale in respect of the proposed transaction.  Information regarding Royale’s directors and executive officers is available in the joint proxy statement/prospectus and other relevant materials that may be later filed with the SEC if and when they become available.  Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Royale using the sources indicated above.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

For more information, please contact:
Royale Energy, Inc.
Stephen Hosmer
Chief Financial Officer
(619) 383-6600
 ir@royl.com
http://www.royl.com
Source: Royale Energy, Inc.